UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
APOLLO SENIOR FLOATING RATE FUND INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

APOLLO SENIOR FLOATING RATE FUND INC.
APOLLO TACTICAL INCOME FUND INC.
9 West 57
th
Street
New York, NY 10019
NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on June 28, 2024
To the Shareholders:
Notice is hereby given that the 2024 Annual Meeting of Shareholders of each of Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation, will be conducted virtually, solely by the means of remote communication, held at 9:00 a.m. E.T., on June 28, 2024. You will be able to submit questions during the live webcast of the Annual Meetings by visiting www.virtualshareholdermeeting/AFTAIF2024. In order to participate in and vote at the meeting, shareholders must register in advance by visiting
www.virtualshareholdermeeting/AFTAIF2024
and submitting the requested information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. This is not intended as a permanent change to the format of future Annual Meetings.
The Annual Meetings are being held for the following purposes:

1.	To elect Directors of each Fund.

2.	To the appointment of Deloitte & Touche LLP as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.
Your vote is important!
The Board of Directors of each Fund has fixed the close of business on May 1, 2024 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.
All shareholders of record of each Fund on the record date are cordially invited to virtually attend the Annual Meetings via the live webcast. Even if you expect to attend the Annual Meetings via live webcast, please complete, date and sign the enclosed proxy or voting instruction form for each Fund in which you hold shares and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meetings, via telephone or the Internet, please take advantage of these prompt and efficient voting options.
The enclosed proxy card(s) is being solicited on behalf of the Funds’ Boards of Directors.

By Order of the Boards of Directors,

KRISTIN HESTER
Secretary and Chief Legal Officer of the Funds
May 8, 2024

INSTRUCTIONS FOR SIGNING PROXY CARD
The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund(s) in validating your vote if you fail to sign your proxy card(s) properly.
1. Individual Accounts: Sign your name exactly as it appears in the registration.
2. Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.
3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

APOLLO SENIOR FLOATING RATE FUND INC.
APOLLO TACTICAL INCOME FUND INC.
9 West 57
th
Street New York, NY 10019
ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on June 28, 2024
JOINT PROXY STATEMENT
This document is a joint proxy statement (the “Joint Proxy Statement”) for Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation. This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Funds’ Boards of Directors (each, a “Board” and together, the “Boards”) for use at the 2024 Annual Meetings of Shareholders of the Funds to be held virtually via a live webcast on June 28, 2024, at 9:00 a.m. E.T., and at any adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”).
A Notice of the 2024 Annual Meetings of Shareholders and a proxy card for each Fund in which you own Shares (as defined below) accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about May 8, 2024, primarily by mail, but proxy solicitations may also be made by telephone, email or other form of communication by officers of each Fund, Apollo Credit Management, LLC, the investment adviser of each Fund (the “Adviser”), U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, the administrator of each Fund, and Broadridge Financial Solutions, the proxy solicitor for each Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid for by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its Shares. The estimated costs and expenses of the proxy solicitation to be paid by the Funds are expected to be approximately $88,000. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about May 8, 2024.
THE FUNDS’ ANNUAL REPORT, INCLUDING THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, HAS PREVIOUSLY BEEN MAILED TO EACH FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING SHAREHOLDER SERVICES AT
1-877-864-4834.
THE FUNDS’ ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE AT
WWW.APOLLOFUNDS.COM
AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (
WWW.SEC.GOV
). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS JOINT PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held Virtually on June 28, 2024.
The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and proxy cards for each Fund are available to you at www.virtualshareholdermeeting/AFTAIF2024. You are encouraged to review all of the information contained in the proxy materials before voting.
To obtain instructions for how to attend the Meeting via webcast and vote, please call
1-866-612-8937
or follow the instructions described below.
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE.
The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card(s) are set forth on the inside cover of this Joint Proxy Statement.

If the enclosed proxy card(s) is properly executed and returned in time to be voted at the relevant Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon.
Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Joint Proxy Statement in Proposal No.
 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No.
 2.
Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by virtually attending the Meeting(s) via live webcast and voting his or her Shares, by submitting a letter of revocation or by submitting a later-dated proxy before the Meeting(s) or at the Meeting(s). Broker-dealers and other nominees holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Meeting(s). A signed voting instruction card or other authorization by a beneficial owner of a Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote such Shares “FOR” the election of the nominees for Director named in this Joint Proxy Statement in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No. 2. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.
Instructions for Attending the Virtual Meeting
In order to attend the live webcast of the virtual Meeting, please visit www.virtualshareholdermeeting/AFTAIF2024 and follow the instructions as outlined on the website.
Shareholders whose shares are registered directly with the Funds in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. Requests for registration should be received no later than two days prior to the Meeting, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit
www.virtualshareholdermeeting/AFTAIF2024
and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.
After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in
information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.
We encourage you to access the Meeting prior to the start time. The live webcast and listen-only audio will begin promptly at 9:00 a.m. E.T. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast and listen-only audio. If you encounter any difficulties accessing the live webcast and listen-only audio before or during the Meeting, please call
1-866-612-8937
(toll free). Technical support will be available starting at 8:00 a.m. E.T. on June 28, 2024 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong
Wi-Fi
connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.
We encourage you to vote your Shares, either by voting electronically via the live webcast of the Meeting or by granting a proxy (i.e., authorizing someone to vote your Shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the applicable Fund receives it in time for voting at the Meeting, the persons named as proxies will vote your Shares in the manner that you specify.
If you give no instructions on the proxy card you execute, the Shares covered by the proxy card will be voted “FOR” the election of the nominees as Directors in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No. 2
.
You may revoke a proxy at any time before it is exercised by notifying the Funds’ Secretary in writing sufficiently in advance of the Meeting, by submitting a properly executed later-dated proxy, or by voting electronically at the Meeting. Any shareholder of record attending the Meeting may vote whether or not he or she has previously authorized his or her Shares to be voted by proxy.
Shareholders of record can register to attend the Meeting by visiting www.virtualshareholdermeeting/AFTAIF2024 and entering the control number included on their proxy cards before the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.
If your Shares are registered in the name of a bank, brokerage firm or other nominee and you wish to vote your Shares at the Meeting, please contact your bank, brokerage firm or other nominee to receive instructions on how to obtain a legal proxy and new control number that will allow you to register to attend and vote at the Meeting. Once your registration is approved, you will receive an email confirmation that will contain the virtual Meeting link to use to log in on the day of the Meeting.
If you would like to submit a question during the Meeting, log into the live webcast at
www.virtualshareholdermeeting/AFTAIF2024
, type your question into the “Ask a Question” field, and click “Submit”.
Only questions submitted via the live webcast that are pertinent to Meeting matters, as determined by the chairman of the Meeting, will be answered during the Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by shareholders generally, or use blatantly offensive language may be ruled out of order by the chairman. Additionally, in order to provide all shareholders with a reasonable opportunity to submit questions, the Funds may elect not to answer multiple questions submitted by the same shareholder.
Under the Bylaws of each Fund, the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast (without regard to class) shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. Attendance at the virtual Meeting via live webcast shall constitute in person attendance for purposes of the Funds’ Bylaws. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting.
Each Fund has outstanding one class of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock” or the “Shares”). Each outstanding share of Common Stock is generally entitled to one vote at the relevant Meeting with respect to each matter to be voted on by the holders of Common Stock with pro rata voting rights for any fractional shares. Each outstanding share of Common Stock generally entitles the holder to cast one vote for as many individuals as there are Directors to be elected. Each outstanding share of Common Stock generally entitles the holder to cast one vote on the matter of the ratification of the independent registered public accounting firm. No Shares have cumulative voting rights. On the record date, May 1, 2024 (the “Record Date”), the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Common Stock Outstanding
AFT	15,573,575
AIF	14,467,739

To the knowledge of AFT and AIF, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of a Fund’s outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
Morgan Stanley 1585 Broadway New York, NY 10036	AFT Common Stock	841,665 (1)	5.40%

(1)	Information obtained from a Schedule 13G/A filed by Morgan Stanley with the SEC reporting share ownership as of December 31, 2023.

PROPOSAL 1: ELECTION OF DIRECTORS
Each Board currently consists of five Directors, four of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of each Fund (“Independent Directors”). The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of shareholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.
The classes of Directors are indicated below:

Nominees to Serve Until 2027 Annual Meeting of Shareholders
Barry Cohen Elliot Stein, Jr.	Class I Director of AFT and Class II Director of AIF

Director Serving Until 2026 Annual Meeting of Shareholders
Meredith Coffey	Class III Director of AFT and Class I Director of AIF

Directors Serving Until 2025 Annual Meeting of Shareholders
Glenn N. Marchak Todd J. Slotkin	Class II Directors of AFT and Class III Directors of AIF
The following table sets forth the dollar range of equity securities in each Fund beneficially owned by each Director and each executive officer as of the Record Date. As of that date, the Funds’ Directors and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Stock. The Apollo registered fund complex consists of AFT and AIF, each a closed-end
investment company registered under the 1940 Act.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in AFT (1)	Dollar Range* of Equity Securities Held in AIF (1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director or Executive Officer in Fund Complex
Independent Directors
Meredith Coffey	A	A	A
Glenn N. Marchak	A	A	A
Todd J. Slotkin	A	A	A
Elliot Stein, Jr.	C	B	C

Interested Directors
Barry Cohen	E	D	E

Executive Officers
James Vanek	E	E	E
Kenneth Seifert	A	A	A
Kristin Hester	A	A	A
Ryan Del Giudice	A	A	A

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 -$50,000

D.	$50,001 - $100,000
E.	Over $100,000
(1)	This information has been furnished by each Director and Executive Officer.
None of the Independent Directors nor their respective immediate family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of the Record Date.
EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE ELECTION OF THE NOMINEES NAMED IN THIS JOINT PROXY STATEMENT.
Mr. Stein and Mr. Cohen have each been nominated for a three-year term to expire at the Funds’ 2027 Annual Meeting of Shareholders and when their successor is duly elected and qualifies. Each of Mr. Stein and Mr. Cohen has consented to serve as a Director if elected at the relevant Meeting.
All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Joint Proxy Statement. The Boards know of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards may recommend.
Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills
Certain biographical and other information relating to the Directors and Nominees, including their year of birth, positions held with each Fund, length of service, principal occupations and other board memberships for the past five years are shown below, as of the date of this Joint Proxy Statement.

Name, Address (1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex (3)	Other Public Company Board Memberships During Past Five Years

Independent Directors (4) :

Meredith Coffey (born 1968)	Director	AFT – Since 2023; Class III Director AIF – Since 2023; Class I Director	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association (2008- 2023).	2	Apollo Debt Solutions, BDC (2021-present), Apollo Diversified Credit Fund (2022- present), Apollo S3 Private Markets Fund (2023-present).

Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT – Since 2011; Class II Director. AIF – Since 2013; Class III Director.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund (2015- 2022); Stone Harbor Emerging Markets Total Income Fund (2015-2022).

Name, Address (1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex (3)	Other Public Company Board Memberships During Past Five Years
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT – Since 2011; Class II Director. AIF – Since 2013; Class III Director	Co-Founder, President & COO, KMP Music LLC (2020-2023); Global Head and Managing Director, Alvarez & Marsal Asset Management Services, LLC (2014-2020); Senior Advisor, Alvarez & Marsal Asset Management Services, LLC (2020-2022).	2	CBIZ, Inc. (since 2003).

Elliot Stein, Jr. (born 1949)	Director	AFT – Since 2011; Class I Director. AIF – Since 2013; Class II Director.	Private Investor; Corporate Director/Trustee.	2	Middle Market Apollo Institutional Private Lending (2024-present); MidCap Financial Investment Corporation (2004- present); BellRing Brands, Inc. (2019- present).

Interested Director (5)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT - Since 2011; Class I Director. AIF - Since 2013; Class II Director.	President, Elysium Management LLC (family office) since 2017; Managing Director, Apollo Capital Management, L.P. (investment adviser) (2008- 2022), Senior Advisor, Apollo Global Management, Inc. since 2022.	2	None.

(1)	The address of each Director and Nominee is c/o Apollo Senior Floating Rate Fund Inc. or c/o Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.

(2)
If elected, the Class I Directors of AFT and the Class II Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2027 and until their successors are duly elected and qualify. The Class III Director of AFT and the Class I Director of AIF will serve until the Funds’ Annual Meeting of Shareholder in 2026 and until their successor is duly elected and qualifies. The Class II Directors of AFT and the Class III Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2025 and until their successors are duly elected and qualify.

(3)
“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Funds, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund and Apollo S3 Private Markets Fund.

(4)	“Independent Directors” are directors who are not “interested persons,” as defined in the 1940 Act, of each Fund.
(5)	“Interested person,” as defined in the 1940 Act, of each Fund. Mr. Cohen is an interested person of each Fund due to his affiliation with the Adviser.
Additional information about each Director or Nominee follows that describes some of the specific experiences, qualifications, attributes or skills that each Director or Nominee possesses which the Boards believe have prepared them to be an effective Director. The Boards believe that the significance of each person’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one person may not have the same value for another) and that these factors are best evaluated at the Board level, with no single person, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a person’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit
entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Funds’ counsel; both counsel to the Independent Directors and counsel to the Funds have significant experience advising fund board members and funds. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.
Independent Directors/Nominees

•
Meredith Coffey
. From 2008 to 2023, Ms. Coffey was an Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), and ran the Research Department and
co-headed
the LSTA’s regulatory and CLO efforts, which helped facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey headed efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engaged market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presents frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a B.A. in Economics from Swarthmore College and a graduate degree in Economics from New York University.

•	Glenn N. Marchak . Mr. Marchak was a Managing Director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February

2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He was a member of the Management Committee and Management Counsel of CAI, and was a member of the Mezzanine Investments Committee. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President of Citibank’s Leveraged Finance Division and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. Through April 2022 when Stone Harbor Investment Partners was sold to Virtus Investment Partners, Mr. Marchak served as an Independent Trustee of the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) and Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI), each a registered closed-end
fund, and of Stone Harbor Investment Funds, a registered
open-end
series trust. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant (inactive).

•
Todd J. Slotkin
. Mr. Slotkin
co-founded
KMP Music LLC in 2020 to acquire and develop music publishing rights. He was also the President and COO of the firm from 2020 to 2023. Mr. Slotkin served as the Managing Director and Global Head of Asset Management Services at Alvarez & Marsal from 2014 to 2020 and as Senior Advisor from 2020 to 2022. From 2011 to 2014 and from 2007 to 2008 he served as a
Co-Founder
and Managing Partner of Newton Pointe Partners, a consulting firm. Previously, Mr. Slotkin served as the Senior Managing Director and as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin also served as a Managing Director and co-head
of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin is a co-founder
of Food Allergy Research & Education. Mr. Slotkin received BS and MBA degrees from Cornell University.

•
Elliot Stein, Jr
. Mr. Stein has been a member of the Board of Directors of MidCap Financial Investment Corporation (“MFIC”) (f/k/a Apollo Investment Corporation), a
non-diversified,
closed-end
management investment company that has elected to be treated as a business development company under the 1940 Act since March 2004. He currently serves as the lead Independent Director of MFIC. He also serves as a Trustee of Middle Market Apollo Institutional Private Lending (“MMAIPL”) since 2024. He currently serves as the chair of the Nominating and Corporate Governance Committee of MMAIPL. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and is a board member of a private company and BellRing Brands, Inc., a public company. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

•
Barry Cohen
. Mr. Cohen joined Apollo in 2008. Until 2022, he served as a Managing Director of Apollo Management, L.P. He is currently a Senior Advisor to Apollo. Since 2017, Mr. Cohen also serves as the President of Elysium Management LLC, a limited liability company that manages the family office for the family of Leon and Debra Black. Leon Black is the former-CEO
of Apollo Global Management. Before joining Apollo, Mr. Cohen was with Bear Stearns. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed
the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management. Prior to joining Bear Stearns, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and an attorney at Davis Polk & Wardwell LLP. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of the Mt. Sinai Children’s Center Foundation, The Michael J. Fox Foundation for Parkinson’s Research, Melanoma Research Alliance and Phaidon Press Limited.

Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the Funds’ Directors be Independent Directors. Currently, four of the five Directors of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards, regardless of whether the Director happens to be independent or a member of management. The Boards have determined that their leadership structure, in which the Chairman of the Boards is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Boards and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Funds’ Boards. In addition, the Independent Directors of the Funds have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.
Boards’ Oversight Role
The Boards’ primary role is oversight of the management of the Funds. As is the case with virtually all investment companies, service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day
management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Boards’ Audit Committees meet regularly, and, between meetings, the Audit Committee Chair has access to the Funds’ independent registered public accounting firm and to the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address each Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to a Fund. The Boards receive reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities or of the activities of any of the Funds’ service providers.
Compensation of Directors and Executive Officers
During the fiscal year ended December 31, 2023, the Boards held four joint board meetings and three special joint telephonic board meetings for the Funds. Each Director of the Funds attended at least 75% of the meetings of the Boards and of any Committees of which he was a member. Each Independent Director receives an annual retainer fee of $28,000 for serving as a Director of each Fund, plus $2,000 for each in-person
and virtual Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the Chair of the Audit Committee receives an additional annual retainer fee of $5,000. Each Fund also reimburses Directors for travel and other out-of-pocket
expenses incurred by them in connection with attending meetings of the Board. The compensation paid by each Fund to the Independent Directors for the fiscal year ended December 31, 2023 is set forth below. No compensation is paid by the Funds to the Interested Directors. No executive officers of the Funds received compensation from either Fund in excess of $60,000.

Independent Director	AFT	AIF	Pension or Retirement Benefits Accrued as Part of Fund Expenses
Glenn N. Marchak*	$41,250	$41,250	None
Meredith Coffey	$18,500	$18,500	None
Todd J. Slotkin	$36,250	$36,250	None
Elliot Stein, Jr.	$36,250	$36,250	None

*	Audit Committee Chair for both Funds.
AFT and AIF together reimbursed the Independent Directors a total of $168 for out-of-pocket
expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2023.
Executive Officers of the Funds
The following table provides information concerning each of the executive officers of the Funds, including his or her year of birth, positions held with the Funds, length of service and principal occupations for the past five years.

Name, Address (1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served and Term of Office (2)	Principal Occupation(s) During Past Five Years
James Vanek (born 1979)	President and Chief Investment Officer	AFT - since 2023 AIF - since 2023	Co-Head of Apollo’s Global Performing Credit business since 2018.

Kenneth Seifert (born 1978)	Treasurer and Chief Financial Officer	AFT - since 2021 AIF - since 2021	Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund since 2022; Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund since 2023; Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively.

Name, Address (1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served and Term of Office (2)	Principal Occupation(s) During Past Five Years
Kristin Hester (born 1980)	Secretary and Chief Legal Officer	AFT - since 2022 AIF - since 2022	Chief Legal Officer and Secretary of Apollo Debt Solutions BDC, MidCap Financial Investment Corporation and Apollo Diversified Credit Fund since 2022; Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund since 2023; Chief Legal Officer and Secretary of Middle Market Apollo Institutional Private Lending since 2024; Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc. and affiliates since 2015.

Ryan Del Giudice (born 1990)	Chief Compliance Officer	AFT - since 2023 AIF - since 2023	Principal, Apollo Global Management, Inc., since 2022; Chief Compliance Officer, Apollo Diversified Real Estate Fund and Apollo Diversified Credit Fund, since 2018; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo S3 Private Markets Fund and Apollo Debt Solutions BDC, since 2023; Chief Compliance Officer, Middle Market Apollo Institutional Private Lending since 2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.

(1)	The business address of each officer is c/o the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, the Board.
Audit Committee
Each Board has an Audit Committee currently comprised of all the current Independent Directors, each of whom is also “independent” under the rules of the New York Stock Exchange (the “NYSE”). The Audit Committee for AFT and AIF met jointly four times during the fiscal year ended December 31, 2023. The functions of the Audit Committee of each Board are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of each Fund; (ii) the independent registered public accounting firm (the “Independent Auditor”) qualifications and independence; (iii) the performance of the internal audit function and Independent Auditor; and (iv) the compliance by each Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation
S-K
under the 1934 Act. The Funds’ Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at
www.apollofunds.com
. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

Nominating and Corporate Governance Committee
Each Board has a Nominating and Corporate Governance Committee comprised of all the current Independent Directors. The Nominating and Corporate Governance Committee for AFT and AIF met jointly twice during the fiscal year ended December 31, 2023. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Funds’ Boards at the annual meetings of shareholders (consistent with criteria approved by the Boards); identifying, selecting or recommending qualified nominees to fill any vacancies on the Boards or any committees thereof (consistent with criteria approved by the Boards); developing and recommending to the Boards a set of corporate governance principles applicable to each Fund; overseeing the evaluation of the Boards, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Boards to the Funds’ Nominating and Corporate Governance Committees. The Funds’ Nominating and Corporate Governance Committee Charter is available at
www.apollofunds.com
. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.
The Funds’ Nominating and Corporate Governance Committees have not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, each Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Each Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Each Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law, the applicable Fund’s Bylaws or other applicable governing documents and procedures as described in this Joint Proxy Statement (see “Submission of Shareholder Proposals” below).
Required Vote
The election of each of Mr. Stein and Mr. Cohen as a Director of the Funds requires the affirmative vote of a majority of the outstanding shares of each Fund’s Common Stock entitled to vote at the Meeting in person or by proxy. In person attendance constitutes attendance at the virtual Meeting via live webcast.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of each Fund, which is comprised solely of Independent Directors, and each Board, has appointed Deloitte and Touche LLP (“Deloitte”) as each Fund’s independent registered public accounting firm for the Fund’s 2024 fiscal year. The Boards are asking shareholders to ratify that appointment. Although action by either Fund’s shareholders on this matter is not required, each Audit Committee and Board believes the appointment of the independent registered public accounting firm may be an important matter of concern for shareholders and are therefore submitting the appointment of Deloitte for ratification by shareholders. Each Board considers the appointment of Deloitte as the respective Fund’s independent registered public accounting firm for fiscal year 2024 to be in the best interests of the Fund and recommends a vote FOR ratification of Deloitte. A representative of Deloitte will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.
EACH BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Audit Committee Report
The Funds’ Audit Committees oversee the financial reporting process on behalf of the Boards. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, each Fund’s Audit Committee reviewed and discussed with management the audited financial statements in the Funds’ Annual Report for the fiscal year ended December 31, 2023.
The Funds’ Audit Committees reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters as are required to be discussed with the committee under the applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. In addition, the Funds’ Audit Committees discussed with the Independent Auditor the Independent Auditor’s independence from management and each Fund, including the Independent Auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committees.
The members of the Audit Committee for each Fund are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management, or internal control purposes. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Funds’ financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).
Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and the role of the Funds’ Audit Committees set forth in the Funds’ Audit Committee Charters and those discussed above, the Audit Committee of each Fund recommended to the relevant Board that the Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2023. This report was submitted by the members of the Audit Committees of the Funds’ Board of Directors on February 15, 2024:
Glenn N. Marchak, Chairman

Meredith Coffey
Todd J. Slotkin
Elliot Stein, Jr.
Disclosure of Feed Paid to Independent Registered Public Accounting Firm
Deloitte & Touche LLP (previously defined as “Deloitte”), 30 Rockefeller Plaza, New York, NY 10112, has been selected to serve as the Funds’ independent registered public accounting firm for each Fund’s fiscal year ending December 31, 2024. A representative of Deloitte will be present at the Meeting where he or she will have the opportunity to make a statement, if the representative desires, and will be available to respond to appropriate questions.
Set forth in the table below are the audit fees and
non-audit
related fees billed to each Fund by Deloitte for professional services for the fiscal years ended December 31, 2022 and 2023.

Fund	For the year ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**
AFT	2022	$116,000	$0	$7,000	$27,000
AFT	2023	$116,000	$0	$7,000	$10,000

AIF	2022	$116,000	$0	$7,000	$27,000
AIF	2023	$116,000	$0	$7,000	$10,000

*	“Tax Fees” are those fees related to Deloitte’s tax consulting services, including primarily the review of each Fund’s income tax returns.
**	“All Other Fees” include the aggregate fees billed for products and services provided by Deloitte, other than the reported services.
The Funds’ Audit Committee Charter requires that the Audit Committee pre-approve
all audit and
non-audit
services to be provided by Deloitte to the Funds, and all
non-audit
services to be provided by Deloitte to the Funds’ Adviser and any entity controlling, controlled by or under common control with the Funds’ Adviser (“Affiliates”) that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval
to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit
services described above for which Deloitte billed a Fund fees for the fiscal years specified above were pre-approved
by the Funds’ Audit Committees, as required.
The aggregate
non-audit
fees billed by Deloitte for services rendered to AFT and the Adviser or its Affiliates that provide ongoing services to AFT for the fiscal years ended December 31, 2022 and 2023 were $27,000 and $10,000, respectively.
The aggregate
non-audit
fees billed by Deloitte for services rendered to AIF and the Adviser or its Affiliates that provide ongoing services to AIF for the fiscal years ended December 31, 2022 and 2023 were $27,000 and $10,000, respectively.
The Audit Committees of the Funds have considered whether the provision of non-audit
services that were rendered to the Adviser or its Affiliates that provide ongoing services to the Funds that were not pre-approved
pursuant to paragraph (c)(7)(ii) of Rule
2-01
of Regulation
S-X
is compatible with maintaining Deloitte’s independence.

Required Vote
A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present in person or by proxy is required to ratify the appointment of the independent registered public accounting firm for each Fund. In person attendance constitutes attendance at the virtual Meeting via live webcast.
If the appointment of Deloitte is not ratified, the Audit Committee may, in its discretion, reconsider its appointment of Deloitte. Even if the appointment of Deloitte is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Fund.
SUBMISSION OF SHAREHOLDER PROPOSALS
All proposals by shareholders of a Fund that are intended to be presented at the Funds’ next Annual Meeting of Shareholders to be held in 2025 must be received by the Fund for consideration for inclusion in the Funds’ proxy statement relating to the meeting no later than December 22, 2024 and must satisfy the requirements of federal securities laws.
The Bylaws of each Fund currently require shareholders wishing to nominate Directors or propose other business to be brought before the Funds’ 2025 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the Fund’s shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019 not earlier than November 22, 2024, nor later than 5:00 p.m., E.T., on December 22, 2024. Any such notice by a shareholder must set forth all information required by the relevant Fund’s Bylaws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.
ADDITIONAL INFORMATION
Other Board-Related Matters
Shareholders who wish to send communications to the relevant Fund’s Board should send them to the Secretary of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc., as applicable, at 9 West 57th Street, New York, NY 10019. All such communications will be directed to the relevant Board’s attention.
The Funds do not have a formal policy regarding Director attendance at the annual meeting of shareholders. Each Director attended each Fund’s 2023 Annual Meeting of Shareholders.
Investment Adviser and Administrator
Apollo Credit Management, LLC serves as the investment adviser to each Fund. The principal executive office of the Adviser is 9 West 57th Street, New York, NY 10019. Each Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative and other services to the Fund at cost.
U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Funds.

Broker
Non-Vote
and Abstentions
For the purposes of Proposal No. 1, Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in Proposal No. 1 in this Joint Proxy Statement.
For the purposes of Proposal No. 2, Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a quorum, but will not be considered votes cast and will have no effect on the outcome of Proposal No. 2.
OTHER MATTERS TO COME BEFORE THE MEETING
The Funds do not intend to present any other business at the Meetings, nor is either Fund aware that any shareholder is entitled to do so. If, however, any other matters are properly brought before the Meeting(s), the persons named in the accompanying form of proxy(ies) will vote thereon in accordance with their discretion.
VOTING RESULTS
Each Fund will advise its shareholders of the voting results of the matters voted upon at the Meetings in the next Semi-Annual Report to Shareholders.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
Please advise the relevant Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.
DELIVERY OF PROXY MATERIALS
Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at
1-877-864-4834
or write to Apollo Senior Floating Rate Fund Inc. or Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE ANNUAL MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD(S) AS SOON AS POSSIBLE.

SCAN TO VIEW MATERIALS & VOTE w APOLLO SENIOR FLOATING RATE FUND INC. 9 WEST 57TH STREET VOTE BY INTERNET NEW YORK, NY 10019 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/AFTAIF2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V51820-P09676 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APOLLO SENIOR FLOATING RATE FUND INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Against Abstain 1a. Barry Cohen 1b. Elliot Stein, Jr. For Against Abstain 2. To consider and ratify the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V51821-P 09676 Apollo Senior Floating Rate Fund Inc. 9 West 57th Street New York, NY 10019 Annual Meeting of Stockholders June 28, 2024 9:00 AM ET Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints Kristin Hester, Kenneth Seifert and Ryan Del Giudice, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (the “Fund”), to be held on June 28, 2024 at 9:00 a.m. (Eastern Time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title. Continued and to be signed on reverse side